UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 8, 2009

China New Media Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dalian Vastitude Media Group
8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

116001
(Zip Code)

86-0411-82728168
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

    This Amendment No. 2 on Form 8-K/A (“Amendment No. 1”) amends the unaudited pro forma financial statements of Golden Key International, Inc. (“Golden Key”) in the Current Report on Form 8-K of China New Media Corp. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on December 9, 2009 (the “Initial Form 8-K”). The pro forma financial statements filed in the Initial Form 8-K was condensed pro forma financial statements.  This Amendment No. 2 is made to provide full pro forma consolidated financial statements.

    Except as described above, no other changes have been made to the Initial Form 8-K and this Amendment No. 2 does not amend or update any other information contained in the Initial Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)
Pro Forma Financial Information

Pro Forma Consolidated Financial Statements of Golden Key International, Inc. (Unaudited)F-39

Notes to Pro Forma Consolidated Financial Statements of Golden Key International, Inc.  (Unaudited)F-43

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2010

China New Media Corp.

By:	/s/ Guojun Wang
Name: Guojun Wang Title: Chief Executive Officer

GOLDEN KEY INTERNATIONAL INC.
INDEX TO UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet As of August 31, 2009 (Unaudited)	F-39

Pro Forma Consolidated Statement of Operations for the three months period from June 1, 2009 to August 31, 2009 (Unaudited)	F-40

Pro Forma Consolidated Statement of Operations for the year ended May 31, 2009 (Unaudited)	F-41
Pro Forma Consolidated Statement of Changes in stockholders’ equity for the three months ended August 31, 2009 and 2008 (Unaudited)	F-42
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-43

GOLDEN KEY INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AUGUST 31, 2009 (UNAUDITED)

	Golden Key International Inc.	HongKong Fortune-Rich Investment Co., Ltd.	Adjustments	Notes	(1) Pro Forma
ASSETS

Current assets
Cash & cash equivalents	$-	$85,355			$85,355
Restricted cash	-	65,903			65,903
Accounts receivable, net of allowance for bad debt of					-
$ 0 and $24,126, respectively	-	3,959,342			3,959,342
Advance to suppliers	-	1,462,201			1,462,201
Other assets	-	56,257			56,257
Total current assets	-	5,629,058			5,629,058

Property, plant and equipment, net	-	9,162,309			9,162,309

Other assets
Security deposits	-	672,397			672,397
Intangible asset, net	-	31,838			31,838
Deferred charges	-	1,163,603			1,163,603
Total other assets	-	1,867,838			1,867,838

Total Assets	$-	$16,659,205			$16,659,205

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Short term loans	$-	$3,192,675			$3,192,675
Bank acceptance notes payable	-	219,679			219,679
Long term loan-current	-	585,812			585,812
Accounts payable	4,825	1,034,806	(4,825)	a	1,034,806
Deferred revenues	-	3,492,015			3,492,015
Taxes payable	-	999,491			999,491
Accrued expenses and other payables	-	51,480			51,480
Due to shareholders	33,000	474,500	(33,000)	a	474,500
Total current liabilities	37,825	10,050,458			10,050,458

Long term loans	-	1,171,624			1,171,624

Total Liabilities	37,825	11,222,082			11,222,082

Shareholders' equity
Common Stock, .$0.0001 par value, 80,000,000
shares authorized, 4,451,667 shares issued
and outstanding at August 31, 2009	445	-			445

Common Stock, .$0.01 par value, 50,000,000
shares authorized, 50,000,000 shares issued
and outstanding at August 31, 2009	-	500,000	(500,000)	b	-
Subscription Receivable		(500,000)			(500,000)
Additional paid-in capital	49,205	2,623,926	450,350	a,b	3,123,481
Accumulated other comprehensive income	-	35,442			35,442
Retained earnings (Accumulated deficits)	(87,475)	2,362,531	87,475	a,b	2,362,531
Total shareholders' equity	(37,825)	5,021,899			5,021,899
Noncontrolling interest		415,224			415,224
Total shareholders' equity	(37,825)	5,437,123			5,437,123

Total Liabilities and Shareholders' Equity	$-	$16,659,205			$16,659,205

See Notes to unaudited Pro forma consolidated financial statements

GOLDEN KEY INTERNATIONAL INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THREE MONTHS PERIOD FROM JUNE 1, 2009 TO AUGUST 31, 2009 (UNAUDITED)

	Golden Key International Inc.	HongKong Fortune-Rich Investment Co., Ltd.	Adjustments	Notes	(1) Pro Forma

Revenues	$-	$3,076,822			$3,076,822
					-
Cost of revenue	-	(1,155,065)			(1,155,065)
					-
Gross profit	-	1,921,757			1,921,757
					-
Selling, general and administrative expenses	(5,109)	(499,628)	5,109	a	(499,628)
					-
Income from operations	(5,109)	1,422,129			1,422,129
					-
Non-operating income (expenses):					-
Interest income	-	282			282
Interest expense	-	(65,266)			(65,266)
Other income	-	-			-
Other expenses	-	(2,231)			(2,231)
					-
Total non-operating income (expenses)	-	(67,215)			(67,215)
					-
Income before income taxes	(5,109)	1,354,914			1,354,914
					-
Provision for income taxes	-	338,728			338,728
					-
Net income (loss)	(5,109)	1,016,186			1,016,186
Less: net income attribute to the noncontrolling interest	-	54,653			54,653
					-
Net income (loss) attributable to the Company	(5,109)	961,533			961,533
					-
Other comprehensive item					-
Foreign currency translation income	-	3,661			3,661
					-
Comprehensive income (loss)	$(5,109)	965,194			$965,194
					-
Basic and diluted earnings per share	$0.00	$0.02	(0.20)	b	$0.22
					-
Weighted average number of shares	4,451,667	50,000,000			4,451,667

See Notes to unaudited Pro forma consolidated financial statements

GOLDEN KEY INTERNATIONAL INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2009 (UNAUDITED)

	Golden Key International Inc.	HongKong Fortune-Rich Investment Co., Ltd.	Adjustments	Notes	(1) Pro Forma

Revenues	$-	$8,186,719			$8,186,719
					-
Cost of revenue	-	(3,377,037)			(3,377,037)
					-
Gross profit	-	4,809,682			4,809,682
					-
Selling, general and administrative expenses	(18,336)	(1,260,960)	18,336	a	(1,260,960)
					-
Income from operations	(18,336)	3,548,722			3,548,722
					-
Non-operating income (expenses):					-
Interest income	-	1,329			1,329
Interest expense	-	(303,782)			(303,782)
Other income	-	-			-
Other expenses	-	(8,381)			(8,381)
					-
Total non-operating income (expenses)	-	(310,835)			(310,835)
					-
Income before income taxes	(18,336)	3,237,887			3,237,887
					-
Provision for income taxes		451,951			451,951
					-
Net income (loss)	(18,336)	2,785,936			2,785,936
Less: net income attribute to the noncontrolling interest	-	16,883			16,883
					-
Net income (loss) attributable to the Company	(18,336)	2,769,053			2,769,053
					-
Other comprehensive item					-
Foreign currency translation income	-	7,282			7,282
					-
Comprehensive income (loss)	$(18,336)	2,776,335			$2,776,335
					-
Basic and diluted earnings per share	$0.00	0.06	(4.92)	b	$0.62
					-
Weighted average number of shares	4,451,667	50,000,000			4,451,667

See Notes to unaudited Pro forma consolidated financial statements

GOLDEN KEY INTERNATIONAL INC.
PRO FORMA CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE THREE MONTHS ENDED AUGUST 31, 2009 AND 2008 (UNAUDITED)

	Preferred Stock		Common Stock			Additional	Additional paid-in-	Accumulated Other	Retained earnings
	Par value $0.0001		Par value $0.0001		Subscription	paid-in-	capital-	comprehensive	(Accumulated	Noncontrolling
	Shares	Amount	Shares	Amount	Receivable	capital	warrant	income	deficits)	Interest	Total

Balance at May 31, 2008	-	$-	4,451,667	$445		$2,247,963	$-	$24,388	$(1,193,374)	$282,093	$1,361,070

Subscription receivable					(500,000)						(500,000)
Paid-in-capital received						875,518					875,518
Net income for the period									1,636,170	9,570	1,645,740
Foreign currency translation gain								4,088		44	4,131

Balance at August 31, 2008	-	$-	4,451,667	$445	$(500,000)	$3,123,481	$-	$28,476	$442,796	$291,706	3,386,459

Balance at May 31, 2009	-	$-	4,451,667	$445	(500,000)	$3,123,481		$31,781	$1,400,998	$360,500	4,417,205

Net income for the period									961,533	54,653	1,016,186
Foreign currency translation gain								3,661		71	3,732

Balance at August 31, 2009	-	$-	4,451,667	$445	$(500,000)	$3,123,481	$-	$35,442	$2,362,531	$415,224	$5,437,123

See Notes to unaudited Pro forma consolidated financial statements

GOLDEN KEY INTERNATIONAL INC.
NOTES TO PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION

Golden Key International Inc. is a corporation organized under the laws of the State of Delaware in 1999.

On December 8, 2009, Golden Key International Inc. (the “Company”) acquired all of the outstanding capital stock of HongKong Fortune-Rich Investment Co., Ltd., a Hong Kong corporation (“Fortune-Rich ”), through China New Media Group Corp., a Delaware corporation (the “Merger Sub”) wholly owned by the Company.  Fortune-Rich is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Dalian Guo-Heng Management & Consultation Co., Ltd. (“Dalian Guo-Heng”), a limited liability company organized under the laws of the People’s Republic of China. Substantially all of the Fortune-Rich’s operations are conducted in China though Dalian Guo-Heng, and through contractual arrangements with several of Dalian Guo-Heng’s consolidated affiliated entities in China, including Dalian Vastitude Media Group Co., Ltd. (“V-Media”) and its subsidiaries. V-Media is a fast-growing out-door advertising company with dominant operation in Dalian, the commercial center of Northeastern China. As a result of these contractual arrangements, which obligate the Company to absorb a majority of the risk of loss from V-Media’s activities and entitle it to receive a majority of its residual returns. In addition, V-Media Group 's shareholders have pledged their equity interest in V-Media Group to Dalian Guo-Heng, irrevocably granted Dalian Guo-Heng an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in V-Media Group and agreed to entrust all the rights to exercise their voting power to the person(s) appointed by Dalian Guo-Heng. Through these contractual arrangements, the Company and Dalian Guo-Heng hold all the variable interests of V-Media Group, and the Company and Dalian Guo-Heng have been determined to be the most closely associated with V-Media Group. Therefore, the Company is the primary beneficiary of V-Media Group. Based on these contractual arrangements, the Company believes that V-Media Group should be considered as a Variable Interest Entity (“VIE”)  under ASC 810, "Consolidation of Variable Interest Entities, an Interpretation of ARB No.51", because the equity investors in V-Media Group do not have the characteristics of a controlling financial interest and the Company through Dalian Guo-heng is the primary beneficiary of V-Media Group. Accordingly, the Company believes that V-Media Group should be consolidated under ASC 810.

In connection with the acquisition, Merger Sub issued 10 shares of the common stock of the Merger Sub which constituted no more than 10% ownership interest in the Merger Sub and 1,000,000 shares of Series A Preferred Stock of the Company to the shareholders of Fortune-Rich, in exchange for all the shares of the capital stock of Fortune-Rich (the “Share Exchange” or “Merger”). The 10 shares of the common stock of the Merger Sub were converted into approximately 26,398,634 shares of the common stock of the Company so that upon completion of the Merger, the shareholders of Fortune-Rich own approximately 96 % of the common stock of the Company.

GOLDEN KEY INTERNATIONAL INC.
NOTES TO PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION (Continued)

As a result of the above-mentioned transactions, the shareholders of Fortune-Rich and persons affiliated with V-Media now own securities that represent 96% of the equity in the Company.

As part of the merger, the Company’s name was changed from “Golden Key International, Inc.” to “China New Media Corp”

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma consolidated balance sheet has been presented with consolidated subsidiaries at August 31, 2009. The unaudited pro forma consolidated statements of operations for the three months ended August 31, 2009 and for the year ended May 31, 2009, as well as the unaudited pro forma consolidated statements of changes in stockholders’ equity as of August31, 2009 and 2008, have been presented as if the acquisition had occurred June 1, 2008.

The acquisition will be accounted for as a reverse merge under the purchase method of accounting since there was a change of control. In accordance with FASB 141R, Hong Kong Fortune-Rich Investment Co., Ltd. and its subsidiaries are the Legal acquire (accounting acquirer). Accordingly, Hong Kong Fortune-Rich Investment Co., Ltd. and its subsidiaries will be treated as the continuing entity for accounting purposes.

The unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet as of August 31, 2009, the unaudited pro forma consolidated statements of operation for three months ended August 31, 2009 and for the year ended May 31, 2009 and the unaudited pro forma consolidated statements of changes in stockholders’ equity as of August31, 2009 and 2008 to reflect the acquisition of Hong Kong Fortune-Rich Co., Ltd. by the Merger Sub and the Company:

a.	To record the spin-off of the Company’s assets and liabilities prior to the reverse acquisition;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.